Lenard E. Schwartzer, Esq.
Nevada Bar No. 0399
Jeanette E. McPherson, Esq.
Nevada Bar No. 5423
Jason A. Imes, Esq.
Nevada Bar No. 7030
Schwartzer & McPherson Law Firm
2850 South Jones Blvd., Suite 1
Las Vegas NV 89146
Telephone: (702) 228-7590
Facsimile: (702) 892-0122
Email: bkfilings@s-mlaw.com
Attorneys for Debtor and Debtor in Possession

*E-FILED on October 12, 2005*

SCHWARTZER & MCPHERSON LAW FIRM
2850 South Jones Boulevard, Suite 1
Las Vegas, Nevada 89146-5308
Tel: (702) 228-7590 · Fax: (702) 892-0122

**UNITED STATES BANKRUPTCY COURT**

**DISTRICT OF NEVADA**

| | |
|---|---|
| In re:<br>**PACIFIC MAGTRON INTERNATIONAL, CORP.**, a Nevada Corporation,<br><br>**PACIFIC MAGTRON, INC.**,<br>**PACIFIC MAGTRON (GA), INC.**,<br>**LIVEWAREHOUSE, INC.**,<br>Debtors and Debtors in Possession. | Case Nos. BK-S-05-14331 LBR<br>BK-S-05-14335 LBR<br>BK-S-05-14339 LBR<br><br>Jointly Administered Under<br>Case No. BK-S-05-14326 LBR<br><br>Chapter 11 |
| ☒ Affects all four Debtors | **MOTION TO APPROVE SETTLEMENT AGREEMENT AFFECTING ADVERSARY PROCEEDING, PAYMENT OF CLAIMS AND PLANS OF REORGANIZATION** |
| Affects only:<br>☐ Pacific Magtron International, Corp.<br>☐ Pacific Magtron, Inc.<br>☐ Pacific Magtron (GA), Inc.<br>☐ Livewarehouse, Inc. | Hearing:<br>Date:<br>Time:<br>Place: *Courtroom 1*<br>*Foley Federal Building*<br>*300 Las Vegas Blvd. South*<br>*Las Vegas, Nevada 89101* |

PACIFIC MAGTRON INTERNATIONAL CORPORATION ("PMIC"), PACIFIC MAGTRON, INC. ("PMI"), PACIFIC MAGTRON (GA), INC. ("PMIGA") and LIVEWAREHOUSE, INC. ("LW"), debtors and debtors in possession (collectively, the "Debtors"), by and through their counsel, Lenard E. Schwartzer, Esq. of the Schwartzer & McPherson Law Firm, move this Court to approve the Settlement Agreement Affecting Adversary Proceeding, Payment of Claims and Plans of Reorganization (the "Settlement Agreement") by and

among the Debtors and Micro Technology Concepts, Inc. ("MTC") and Roy Han ("Han") (collectively, the "MTC Parties") , by and through their counsel, Stuart I. Koenig, Esq. of Creim Macias & Koenig LLP, and Arsys Innotech Corporation and Chang-Lin Lin (collectively, the "Arsys Parties"), by and through their counsel, Stephen F. Heller, Esq. of Gonsalves & Kozachenko, Martin Nielson ("Nielson") and Wayne Danson ("Danson") which resulted from a settlement conference with Judge Barry Russell on September 19, 2005. The Debtors allege:

FACTUAL BACKGROUND

1. On May 11, 2005, the Debtors filed petitions for relief under Chapter 11 of the Bankruptcy Code and the Debtors continue to operate their business and manage their property as debtors-in-possession.

2. On June 1, 2005, PMI and MTC entered into an interim management agreement ("IMA"). On June 15, 2005, this Court approved the IMA. Under the terms of the IMA, MTC was authorized to sell inventory to PMI at its discretion.

3. MTC shipped $209,710.36 in inventory to PMI between June 6, 2005, and June 23, 2005. PMI has not paid any portion of this outstanding amount.

4. The debtors have prepared and filed plans of reorganization and a joint disclosure statement.

5. On August 1, 2005, PMI filed a complaint in Adversary No. 05-1194 against MTC, its principal Roy Han, and others, alleging that MTC and Mr. Han breached its obligations under the IMA (the "Adversary Proceeding").

6. On August 1, 2005, MTC filed its "Motion to Compel Debtor to Pay Administrative Claim and to Convert Case to Chapter 7" ("Motion"). The Motion was set for hearing on August 31, 2005.

7. On September 9, 2005 MTC and Mr. Han filed an answer and Counterclaim ("Counterclaim") to the Adversary Proceeding naming PMI, Martin Nielson and Wayne Danson as Counterdefendants.

8. On August 31, 2005, this Court ordered the parties to participate in a mandatory settlement conference on September 19, 2005, on the Adversary Proceeding. At the

SCHWARTZER & MCPHERSON LAW FIRM
2850 South Jones Boulevard, Suite 1
Las Vegas, Nevada 89146-5308
Tel: (702) 228-7590 · Fax: (702) 892-0122

mandatory settlement conference, PMI, MTC, Mr. Han and other participating parties reached a global settlement resolving the issues raised in the Adversary Proceeding, the Motion and the proposed plans of reorganization.

9. The parties have executed a Settlement Agreement Affecting Adversary Proceeding, Payment of Claims and Plans of Reorganization (the "Settlement Agreement") a copy of which is attached as **Exhibit "A".**

Under the terms of the Settlement Agreement, the parties have agreed:

1. PMI will dismiss the Adversary Proceeding without prejudice, each party to pay its own attorneys fees and costs. MTC will dismiss the Counterclaimagainst PMI, Nielson and Danson without prejudice. Neither the dismissal of the Adversary Proceeding nor the dismissal of the Counterclaim shall be deemed the basis for any claims of res judicata or collateral estoppel.
2. PMI, Nielson and Danson, on one hand, and the MTC Parties and the Arsys Parties, on the other hand, will execute a mutual release of all claims which shall include a provision awarding attorneys fees against any party which violates the mutual release.
3. PMI agrees that MTC has an allowed secured, administrative claim against PMI in the amount of $205,000 which will be paid within five calendar (5) days of entry of the Bankruptcy Court's order approving of this Settlement Motion and Settlement Agreement and it is further agreed that such payment by PMI will not be dependent upon approval of a plan of reorganization in the PMI case.
4. PMI agrees that MTC has an allowed secured, non-priority claim in the amount of $679,846.75.
5. MTC's claim is secured by (a) all of the cash in the PMI accounts at Wells Fargo Bank and Union Bank (including but not limited to the funds in the Wells Fargo Restricted Account, which funds are subject to Wells Fargo Bank's prior security interest and shall be released to MTC upon full payment of the Wells Fargo claim), (b) PMI's accounts receivable and inventory (all of which has been abandoned to MTC), and (c) PMI's claim for repayment from PMIGA as described below. MTC's claim is <u>not</u> secured by the real estate owned by PMI or by any preference or fraudulent

SCHWARTZER & MCPHERSON LAW FIRM
2850 South Jones Boulevard, Suite 1
Las Vegas, Nevada 89146-5308
Tel: (702) 228-7590 · Fax: (702) 892-0122

conveyance actions held by PMI.

6. MTC gives a credit of $200,000 in full satisfaction of the accounts receivable (excluding the accounts receivable claim against PMIGA) and inventory MTC has received from PMI. In consideration for this credit MTC will not be obligated to account to PMI or any subsequently appointed trustee for the collections of accounts or sales of inventory. MTC acknowledges that it has been informed that some creditors may claim offsets against the amounts owed to PMI by reason of debts owed by PMI, PMIGA, LW or PMIC.

7. MTC waives $150,000 of that portion of its claim not satisfied by its collateral (MTC's unsecured claim) that may be remaining after the application of its security to its pre-petition claim.

8. MTC agrees that PMI may use its cash collateral to pay current operating expenses until a plan of reorganization or plan of liquidation is confirmed or PMI receives the proceeds of the sale of its real estate. Upon the closing of the sale of its real estate PMI agrees to use the proceeds from such sale to pay its ongoing operating expenses. No legal fees or professional fees shall be paid out of MTC's cash collateral.

9. PMI and PMIGA agree that PMI has an allowed unsecured, non-priority claim against PMIGA in the amount of $524,317 as reflected in the general ledgers of PMI and PMIGA. MTC does not object to this claim.

10. PMI and LW agree that LW has an allowed unsecured, non-priority claim against PMI in the amount of $389,644 as reflected in the general ledgers of PMI and PMIGA. MTC does not object to this claim.

11. PMI waives any claim it may have against PMIC. MTC does not object to the waiver of the claim PMI may have against PMIC.

12. PMIGA and PMIC agree that PMIGA has no claim against PMIC or PMIGA waives any claim it may have against PMIC. MTC does not object to the waiver of this claim.

13. PMIC will retain any federal tax refund due to it or the consolidated tax group consisting of PMIC, PMI, PMIGA, LW and their affiliates

14. PMIC will propose a plan of reorganization which will provide for no payment from

SCHWARTZER & MCPHERSON LAW FIRM
2850 South Jones Boulevard, Suite 1
Las Vegas, Nevada 89146-5308
Tel: (702) 228-7590 · Fax: (702) 892-0122

PMIC to PMI, PMIGA or LW.

15. MTC will not oppose any plan of reorganization for PMIGA which treats the PMI claim against PMIGA pro rata with other unsecured, non-priority claims.

16. MTC will not oppose any plan of reorganization for PMIC or LW (if for no other reason other than the fact that MTC is not a creditor of PMIC or LW).

17. MTC will not oppose a plan of reorganization for PMI which treats LW's allowed claim against PMI pro rata with other unsecured, non-priority claims.

18. PMI will propose a plan of reorganization that includes the provisions of this Settlement Agreement. MTC will vote for the PMI plan of reorganization and will not file a motion to convert the PMI case to a case under Chapter 7 as long as PMI complies with this Settlement Agreement and this Settlement Motion is approved by the Bankruptcy Court.

19. The Settlement Agreement, including, without limitation, the provisions regarding the absence of preclusive effect and the inadmissibility provisions of paragraphs 1 and 21, shall bind the parties thereto and all parties in interest in these jointly administered cases, and shall be binding on all successors thereto including a liquidating trustee or other estate representative under any plan. The provisions regarding the fixing of, or elimination of, inter-company debt are solely for purposes of settlement, confirmation and distribution under a plan and shall not be admissible in any other proceeding or constitute evidence in any manner, offensively or defensively, as to the amount, nature or validity of inter-company debt, including, without limitation, in any action, proceeding or claim objection with former management of the debtors.

20. The Settlement Agreement, in fixing the amount of inter-company debt, also eliminates any avoidance claims or other claims among the debtors, and distributions shall be made thereon without regard to 11USC § 502(d).

SCHWARTZER & MCPHERSON LAW FIRM
2850 South Jones Boulevard, Suite 1
Las Vegas, Nevada 89146-5308
Tel: (702) 228-7590 · Fax: (702) 892-0122

SCHWARTZER & MCPHERSON LAW FIRM
2850 South Jones Boulevard, Suite 1
Las Vegas, Nevada 89146-5308
Tel: (702) 228-7590 · Fax: (702) 892-0122

MEMORANDUM OF LAW

Federal Rule of Bankruptcy Procedure ("F.R.B.P.") 9019(a) authorizes the Court to approve a compromise or settlement, "[o]n motion by the trustee and after notice and hearing...." Such approval is within the sole discretion of the Court and requires only a sufficient factual record upon which the Court may make an informed and independent judgment. See, e.g., Protective Committee for Independent Stockholders of TMT Trailer Ferry, Inc. v. Anderson, 390 U.S. 414 (1968); Woodson v. Fireman's Fund Ins. Co. (In re Woodson), 839 F.2d 610, 620 (9th Cir. 1988) ("The bankruptcy court has great latitude in approving compromise agreements. The Court should approve a settlement if it is 'fair and equitable.'") Id. In a Chapter 11 case, a Debtor in Possession has the rights, power and authority of a trustee to propose a settlement. Bankruptcy Code §1107(a).

A settlement should be approved if it is fair and equitable – the Court need not determine the merits of the claims to be compromised, but merely "whether the settlement entered into was reasonable given the particular circumstances of the case." In re Equity Funding Corp. of America, 519 F.3d 1274, 1277 (9th Cir. 1975); see also, e.g., In re Blair, 538 F.2d 849, 851 (9th Cir. 1976) (the court need not conduct a mini-trial on the merits of the action that is the subject of the compromise).

When evaluating the fairness and equity of a settlement, the Ninth Circuit has held that the Court should consider the following factors: (1) the probability of success in the litigation; (2) the complexity of the litigation involved, and the expense, inconvenience and delay necessarily attending it; (3) the difficulties, if any, to be encountered in the matter of collection; and (4) the paramount interest of the creditors and a proper deference to their view. See In re A & C Properties, 784 F.2d 1377, 1381 (9th Cir. 1986), cert. denied sub nom., Martin v. Robinson, 479 U.S. 854 (1986).

"The purpose of a compromise agreement is to allow the [debtor in possession] and the creditors to avoid the expenses and burdens associated with litigating sharply contested and

dubious claims." Martin v. Kane (In re A & C Properties), 784 F.2d 1377, 1380-81 (9th Cir.), cert. denied, 479 U.S. 854 (1986).

Consideration of these factors does not require the Court to determine whether the Settlement presented is the best one that could possibly have been achieved. Rather, the Court need only canvass the issues to determine whether the settlement falls "below the lowest point in the zone of reasonableness." Newman v. Stein, 464 F.2d 689, 698 (2d Cir.), cert. denied sub nom. Benson v. Newman, 409 U.S. 1039 (1972); see also, Anaconda-Ericsson Inc. v. Hessen (In re Teltronics Services, Inc.), 762 F.2d 185, 189 (2d Cir. 1985); Cosoff v. Rodman (In re W.T. Grant Co.), 699 F.2d 599, 608 (2d Cir.), cert. denied, 464 U.S. 822 (1983). Finally, although the Court should give deference to the reasonable views of creditors, "objections do not rule. It is well established that compromises are favored in bankruptcy." In re Lee Way Holding Co., 120 B.R. 881, 891 (Bankr. S.D. Ohio 1990).

These factors support the settlement between the Debtors and the parties to the Adversary Proceeding. Nothing herein mandates a specific plan or plans of reorganization be confirmed but does provide that certain provisions be included in plans.

*Probability of Success*

PMI has asserted claims against MTC and others other alleging that they intentionally breached or conspired to breach the Interim Management Agreement and destroyed the remaining value of PMI's business. The defendants have denied the claims and MTC has alleged counterclaims. The cost of such litigation could easily exceed $200,000 for each side. Both sides assert legal positions that can be appealed.

MTC has asserted that inter-company transfers and allocations of costs have created inter-company indebtedness and that MTC has a security interest in such inter-company debts owed to PMI. The current management of PMI and the other Debtors deny that such inter-company debts exist. The cost of such litigation would require each of the Debtors to separate employ counsel and the cost of such litigation could only diminish the amount of funds available for distribution to creditors. Both sides assert legal positions that can be appealed.

SCHWARTZER & MCPHERSON LAW FIRM
2850 South Jones Boulevard, Suite 1
Las Vegas, Nevada 89146-5308
Tel: (702) 228-7590 · Fax: (702) 892-0122

PMI and PMIGA will propose liquidating plans of reorganization which will provide for some payment to creditors of both of these debtors. LW will propose a plan of reorganization which will pay its creditors win full. PMIC will propose a plan of reorganization which will save some value for the shareholders of this public company. Continued litigation will diminish the funds available and delay the distribution to creditors.

*Complexity of Litigation*

The existing litigation in the Adversary Proceeding involves multiple parties and multiple legal issues. The witnesses are currently located in northern and southern California and New York. Each party has litigation counsel and local counsel. The issues involve cross-arguments of breach of contract and cross-arguments of fraud in the inducement and conspiracy. They involve both issues of State contract law and the collateral estoppel affect of Bankruptcy Court orders.

The issues involved in inter-company transfers involve questions of corporate law, conflicts of law to determine which State's law is applicable (the parent Debtor is a Nevada corporation and the subsidiaries are California corporations).

The issues involving MTC's security is a combination of perfection under State law, avoidance under Bankruptcy law and the extent of liens on post-petition assets (such as preference actions).

The settlement also avoids any further litigation alleging substantive consolidation.

*Collectibility*

Collectibility is not an issue. PMI has no reason to believe that any judgment it would be awarded against MTC and the other defendants would not be collectible.

*Best Interests of creditors*

PMI has substantial assets (resulting from the proposed sale of its real estate). PMIGA has some assets but these assets are less than its obligations when the inter-company debt is included. LW has assets in excess of its obligations. PMIC has almost no assets, other than its ownership of LW and a potential tax refund. Unless the litigation against MTC and the other defendants were successful, extensive litigation costs on any of the issues would diminish the amount of funds

SCHWARTZER & MCPHERSON LAW FIRM
2850 South Jones Boulevard, Suite 1
Las Vegas, Nevada 89146-5308
Tel: (702) 228-7590 · Fax: (702) 892-0122

available for distribution to creditors and delay distribution to creditors. Conversion of these cases to Chapter 7 would not eliminate either the existing litigation or the remaining issues. Four independent trustees and their four independent counsels would have to review the same issues.

The shareholders of PMIC will only retain their shareholder interest if PMIC is reorganized.

**Conclusion**

For the foregoing reasons, the Debtors respectfully request that this Court grant this Motion and approve the Settlement Agreement attached hereto, and specifically order that, within five (5) days of entry of an order approving this motion, PMI pay the sum of $205,000 to MTC, the Adversary Proceeding be dismissed without prejudice, and such further relief as the Court deems appropriate.

DATED: October 11, 2005.

Lenard E. Schwartzer, Esq.
Schwartzer & McPherson Law Firm
2850 South Jones Blvd., Suite 1
Las Vegas NV 89146
Attorneys for Debtors
and Debtors in Possession

# EXHIBIT "A"

Lenard E. Schwartzer, Esq.
Nevada Bar No. 0399
Jeanette E. McPherson, Esq.
Nevada Bar No. 5423
Jason A. Imes, Esq.
Nevada Bar No. 7030
Schwartzer & McPherson Law Firm
2850 South Jones Blvd., Suite 1
Las Vegas NV 89146
Telephone: (702) 228-7590
Facsimile: (702) 892-0122
Email: bkfilings@s-mlaw.com
Attorneys for Debtor and Debtor in Possession

**UNITED STATES BANKRUPTCY COURT**

**DISTRICT OF NEVADA**

| | |
|---|---|
| In re:<br>**PACIFIC MAGTRON INTERNATIONAL, CORP.**, a Nevada Corporation,<br><br>**PACIFIC MAGTRON, INC.**,<br>**PACIFIC MAGTRON (GA), INC.**,<br>**LIVEWAREHOUSE, INC.**,<br>Debtors and Debtors in Possession. | Case Nos. BK-S-05-14331 LBR<br>BK-S-05-14335 LBR<br>BK-S-05-14339 LBR<br><br>Jointly Administered Under<br>Case No. BK-S-05-14326 LBR<br><br>Chapter 11 |
| ☒ Affects all four Debtors<br><br>Affects only:<br>☐ Pacific Magtron International, Corp.<br>☐ Pacific Magtron, Inc.<br>☐ Pacific Magtron (GA), Inc.<br>☐ Livewarehouse, Inc. | **SETTLEMENT AGREEMENT AFFECTING ADVERSARY PROCEEDING, PAYMENT OF CLAIMS AND PLANS OF REORGANIZATION**<br>Hearing:<br>Date:<br>Time:<br>Place: *Courtroom 1*<br>*Foley Federal Building*<br>*300 Las Vegas Blvd. South*<br>*Las Vegas, Nevada 89101* |

PACIFIC MAGTRON INTERNATIONAL CORPORATION ("PMIC"), PACIFIC MAGTRON, INC. ("PMI"), PACIFIC MAGTRON (GA), INC. ("PMIGA") AND LIVEWAREHOUSE, INC. ("LW"), debtors and debtors in possession (collectively, the "Debtors"), by and through their counsel, Lenard E. Schwartzer, Esq. of the Schwartzer & McPherson Law Firm, Micro Technology Concepts, Inc. ("MTC") and Roy Han ("Han")

(collectively, the "MTC Parties") , by and through their counsel, Stuart I. Koenig, Esq. of Creim Macias & Koenig LLP, and Arsys Innotech Corporation and Chang-Lin Lin (collectively, the "Arsys Parties"), by and through their counsel, Stephen F. Heller, Esq. of Gonsalves & Kozachenko, Martin Nielson ("Nielson") and Wayne Danson ("Danson") having attended a settlement conference with Judge Barry Russell on September 19, 2005 relating to Adversary No. 05-1194 (the "Adversary Proceeding") and this Bankruptcy Case, and having made and entered into this Settlement Agreement Affecting Adversary Proceeding, Payment of Claims and Plans of Reorganization (the "Settlement Agreement"), stipulate and agree as follows:

1. PMI will dismiss the Complaint in the Adversary Proceeding without prejudice, each party to pay its own attorneys fees and costs. MTC will dismiss its Counterclaim in the Adversary Proceeding against PMI, Nielson and Danson without prejudice, each party to pay its own attorneys fees and costs. Neither the dismissal of the Complaint nor the dismissal of the Counterclaim shall be deemed the basis for any claims of res judicata or collateral estoppel. The parties will execute and lodge a Stipulated Order for Dismissal of Complaint and Counterclaim Without Prejudice in the form attached hereto as **Exhibit "1"**.

2. PMI, Nielson and Danson, on one hand, and the MTC Parties and the Arsys Parties, on the other hand, will execute a mutual release of all claims which shall include a provision awarding attorneys fees against any party which violates the mutual release. The form of the proposed Mutual Release is attached hereto as **Exhibit "2"**.

3. PMI agrees that MTC has an allowed secured, administrative claim against PMI in the amount of $205,000 which will be paid within five (5) calendar days of entry of the Bankruptcy Court's order approving of this Settlement Agreement and that it is agreed that such payment, as well as the other provisions of this Settlement Agreement, will not be dependent upon approval of a plan of reorganization in the PMI case.

4. PMI agrees that MTC has an allowed partially secured, non-priority claim in the amount of $679,846.75.

5. MTC's claim is secured by (a) all of the cash in the PMI accounts at Wells Fargo Bank and Union Bank (including but not limited to the funds in the Wells Fargo Restricted

Account, which funds are subject to Wells Fargo Bank's prior security interest), (b) PMI's accounts receivable (other than the claim against PMIGA) and inventory (all of which has been abandoned to MTC), and (c) PMI's claim for repayment from PMIGA as described below. MTC's claim is not secured by the real estate owned by PMI or by any preference or fraudulent conveyance actions held by PMI.

6. MTC gives a credit of $200,000 in full satisfaction of the accounts receivable (excluding the accounts receivable claim against PMIGA) and inventory it received from PMI. In consideration of this credit, MTC will not have to account to PMI or any subsequently appointed trustee for the collections of accounts or sales of inventory. MTC acknowledges that it has been informed that some creditors may claim offsets against the amounts owed to PMI by reason of debts owed by PMI, PMIGA, LW or PMIC.

7. MTC waives $150,000 of that portion of its claim not satisfied by its collateral (MTC's unsecured claim).

8. MTC agrees that PMI may use its cash collateral to pay current operating expenses until a plan of reorganization or plan of liquidation is confirmed or PMI receives the proceeds of the sale of its real estate. Upon the closing of the sale of its real estate PMI agrees to use the proceeds from such sale to pay its ongoing operating expenses. No legal or other professional fees shall be paid out of MTC's cash collateral.

9. PMI and PMIGA agree that PMI has an allowed unsecured, non-priority claim against PMIGA in the amount of $524,317 as reflected in the general ledgers of PMI and PMIGA. MTC does not object to this claim.

10. PMI and LW agree that LW has an allowed unsecured, non-priority claim against PMI in the amount of $389,644 as reflected in the general ledgers of PMI and LW. MTC does not object to this claim.

11. PMI and PMIC agree that PMI has no claim against PMIC or PMI waives any claim it has against PMIC. MTC does not object to the waiver of this claim.

12. PMIGA and PMIC agree that PMIGA has no claim against PMIC or PMIGA waives any claim it has against PMIC. MTC does not object to the waiver of this claim.

13. PMIC will retain any federal tax refund due to it or the consolidated tax group consisting of PMIC, PMI, PMIGA, LW and affiliates.

14. PMIC will propose a plan of reorganization which will provide for no payment from PMIC to PMI, PMIGA or LW.

15. MTC will not oppose any plan of reorganization for PMIGA which treats the PMI claim against PMIGA pro rata with other unsecured, non-priority claims.

16. MTC will not oppose any plan of reorganization for PMI which treats the LW claim against PMI pro rata with other unsecured, non-priority claims including the claim of MTC.

17. MTC will not oppose any plan of reorganization for PMIC or LW (if for no other reason other than the fact that MTC is not a creditor of PMIC or LW).

18. PMI will propose a plan of reorganization that includes the provisions of this Settlement Agreement. MTC will vote for the PMI plan of reorganization and will not file a motion to convert the PMI case to a case under Chapter 7 as long as PMI complies with this Settlement Agreement.

19. Each person signing this document on behalf of a corporation represents and warrants that he or she has been authorized, and has all necessary authority, to sign the document on behalf of that corporation, and to bind that corporation, to the terms of the document by his or her signature. With regard to the Debtors, the signatures shall become valid upon approval of this Settlement Agreement by the Bankruptcy Court.

20. This document may be signed in counterparts and when signed in counterparts will have the same force and effect as if the signatures had been affixed to one document.

21. This Settlement Agreement, whether or not consummated, shall in no event be construed or deemed to be evidence of an admission or a concession on the part of the Parties or any of them with respect to the validity of, or any defense to, any claim made in the Adversary Proceeding or in the Bankruptcy Case. The Parties hereto are entering into this Settlement Agreement in order to resolve all disputes and all matters

in relation to the Bankruptcy Case without resorting to further litigation or contested matters. Each of the Parties agrees that, save in any proceedings concerned with the validity or enforcement of this Settlement Agreement, neither this Settlement Agreement, nor anything stated herein, nor any document contemplated hereunder, nor any correspondence relating to this Settlement Agreement, shall be offered or received as evidence in any forum, or be construed or deemed to be evidence of a presumption, concession or admission of any liability, fault, misrepresentation, wrongdoing, or omission by the Parties or any of them.

**SETTLEMENT AGREEMENT**
**Signature Page**

Pacific Magtron International, Corp., Debtor

Pacific Magtron, Inc., Debtor

Pacific Magtron (GA), Inc., Debtor

Livewarehouse, Inc., Debtor

Approved as to form and content:

SCHWARTZER & McPHERSON LAW FIRM

Lenard E. Schwartzer, Esq.
Counsel for Debtors

Approved as to form and content:

LAW OFFICES OF JOHN R. WALTON, P.C

John R. Walton, Esq.
Counsel for Pacific Magtron, Inc.

Wayne F. Danson

Martin Nielson

Micro Technology Concepts

Roy Han

Approved as to form and content

CREIM, MACIAS & KOENIG, LLP

Stuart I. Koenig, Esq.
*Counsel for Micro Technology Concepts, Inc. and Roy Han*

Arsys Innotech Corporation

Chang-Lin Lin

Approved as to form and content

GONSALVES & KOZACHENKO

Stephen F. Heller, Esq.
*Counsel for Arsys Innotech Corporation and Chang-Lin Lin*

**SETTLEMENT AGREEMENT**
**Signature Page**

Pacific Magtron International, Corp., Debtor

Pacific Magtron, Inc., Debtor

Pacific Magtron (GA), Inc., Debtor

Livewarehouse, Inc., Debtor

Approved as to form and content:

SCHWARTZER & McPHERSON LAW FIRM

Lenard E. Schwartzer, Esq.
Counsel for Debtors

Approved as to form and content:

LAW OFFICES OF JOHN R. WALTON, P.C

John R. Walton, Esq.
Counsel for Pacific Magtron, Inc.

Wayne I. Danson

Martin Nielson

Micro Technology Concepts

Roy Han

Approved as to form and content

CREIM, MACIAS & KOENIG, LLP

Stuart I. Koenig, Esq.
*Counsel for Micro Technology Concepts, Inc. and Roy Han*

Arsys Innotech Corporation

Chang-Lin Lin

Approved as to form and content

GONSALVES & KOZACHENKO

Stephen F. Heller, Esq.
*Counsel for Arsys Innotech Corporation and Chang-Lin Lin*

## SETTLEMENT AGREEMENT
**Signature Page**

Pacific Magtron International, Corp., Debtor

Pacific Magtron, Inc., Debtor

Pacific Magtron (GA), Inc., Debtor

Livewarehouse, Inc., Debtor

Approved as to form and content:

SCHWARTZER & McPHERSON LAW FIRM

Lenard E. Schwartzer, Esq.
Counsel for Debtors

Approved as to form and content:

LAW OFFICES OF JOHN R. WALTON, P.C

John R. Walton, Esq.
Counsel for Pacific Magtron, Inc.

Wayne I. Deason

Martin Nielson

Micro Technology Concepts

Roy Han

Approved as to form and content

CREIM, MACIAS & KOENIG, LLP

Stuart I. Koenig, Esq.
*Counsel for Micro Technology Concepts, Inc. and Roy Han*

Arsys Innotech Corporation

Chang-Lin Lin

Approved as to form and content

GONSALVES & KOZACHENKO

Stephen F. Heller, Esq.
*Counsel for Arsys Innotech Corporation and Chang-Lin Lin*

**SETTLEMENT AGREEMENT**
**Signature Page**

Pacific Magtron International, Corp., Debtor

Pacific Magtron, Inc., Debtor

Pacific Magtron (GA), Inc., Debtor

Livewarehouse, Inc., Debtor

Approved as to form and content:

SCHWARTZER & McPHERSON LAW FIRM

Lenard E. Schwartzer, Esq.
Counsel for Debtors

Approved as to form and content:

LAW OFFICES OF JOHN R. WALTON, P.C

Tony Cheng on behalf of John R. Walt

John R. Walton, Esq.
Counsel for Pacific Magtron, Inc.

Wayne I. Danson

Martin Nielson

Micro Technology Concepts

Roy Han

Approved as to form and content

CREIM, MACIAS & KOENIG, LLP

Stuart I. Koenig, Esq.
*Counsel for Micro Technology Concepts, Inc. and Roy Han*

Arsys Innotech Corporation

Chang-Lin Lin

Approved as to form and content

GONSALVES & KOZACHENKO

Stephen F. Heller, Esq.
*Counsel for Arsys Innotech Corporation and Chang-Lin Lin*

Received Time Sep.30. 12:27PM

# EXHIBIT “1”

John R. Walton
California Bar No. 130666
LAW OFFICES OF JOHN R. WALTON, P.C.
333 S. Grand Ave., Suite 4270
Los Angeles, CA 90071
Telephone: (213) 620-9600
Facsimile: (213) 620-9699

Lenard E. Schwartzer
Nevada Bar No. 0399
Schwartzer & McPherson Law Firm
2850 South Jones Blvd., Suite 1
Las Vegas NV 89146
Telephone: (702) 228-7590
Facsimile: (702) 892-0122
Email: bkfilings@s-mlaw.com
Attorneys for Plaintiff Pacific Magtron, Inc.

**UNITED STATES BANKRUPTCY COURT**

**DISTRICT OF NEVADA**

| | |
|---|---|
| In re:<br>**PACIFIC MAGTRON INTERNATIONAL, CORP.**, a Nevada Corporation,<br><br>**PACIFIC MAGTRON, INC.**,<br>**PACIFIC MAGTRON (GA), INC.**,<br>**LIVEWAREHOUSE, INC.**,<br>Debtors and Debtors in Possession. | Case Nos. BK-S-05-14331 LBR<br>BK-S-05-14335 LBR<br>BK-S-05-14339 LBR<br><br>Jointly Administered Under<br>Case No. BK-S-05-14326 LBR<br><br>Chapter 11 |
| **PACIFIC MAGTRON, INC.**,<br>Plaintiff<br>vs.<br>**MICRO TECHNOLOGY CONCEPTS, INC.**, a California corporation; **ROY HAN**, an individual; **CYNTHIA LEE**, an individual; **VICKY LAN**, an individual; **ARSYS INNOTECH CORP.**, a California corporation; **CHENG LIN LIN**, an individual,<br>Defendants | Adversary Case No. 05-01194 LBR<br><br>**STIPULATED ORDER TO DISMISS COMPLAINT AND COUNTERCLAIM WITHOUT PREJUDICE** |

LAW OFFICES OF JOHN R. WALTON, P.C.
333 S. Grand Ave., Suite 4270
Los Angeles, CA 90071
Tel: (213) 620-9600 Fax: (213) 620-9699

Pursuant to the Settlement Agreement by and among Plaintiff Pacific Magtron, Inc., by and through its attorney, Lenard E. Schwartzer, Esq. of the Schwartzer & McPherson Law Firm, Defendants Micro Technology Concepts, Inc. and Roy Han, by and through their attorney, Stuart I. Koenig, Esq. of Creim, Macias & Koenig LLP, Defendants Arsys Innotech Corp. and Chang-Lin Lin, by and through their attorney, Steven F. Heller, Esq. of Gonsalves and Kozachenko, Wayne I. Danson and Martin Nielson which was previously approved by this Court, it is ordered as follows:

1. The Complaint is dismissed as to all Defendants without prejudice.
2. The Counterclaim is dismissed without prejudice.
3. Neither the dismissal of the Complaint nor the dismissal of the Counterclaim shall be deemed the basis for any claims of res judicata or collateral estoppel.
4. Each party is to bear its own attorneys fees and costs.

Dated this 29 day of September, 2005.

CREIM, MACIAS & KOENIG, LLP

By [signature]
Stuart I. Koenig, Esq.
633 West 5th Street, 51st Floor
Los Angeles, CA 90071
*Attorneys for Defendant/CounterClaimant Micro Technology Concepts, Inc. and Defendant Roy Han*

Dated this ______ day of September, 2005.

SCHWARTZER & MCPHERSON LAW FIRM

By ______________________
Lenard E. Schwartzer, Esq.
Jason A. Imes, Esq.
2850 South Jones Boulevard, Suite 1
Las Vegas, Nevada 89146-5308
*Attorneys for Plaintiff/CounterDefendant Pacific Magtron, Inc.*

Dated this ______ day of September, 2005.

GONSALVES & KOZACHENKO

By ______________________
Stephen F. Heller, Esq.
1133 Auburn Street
Fremont, CA 94538
*Counsel for Defendants Arsys Innotech Corporation and Chang-Lin Lin*

Dated this 29 day of September, 2005.

LAW OFFICE OF JOHN R. WALTON, P.C.

By [signature]
John R. Walton, Esq.
333 S. Grand Ave., Suite 4270
Los Angeles, CA 90071
*Attorneys for Plaintiff/CounterDefenbdant Pacific Magtron, Inc.*

LAW OFFICES OF JOHN R. WALTON, P.C.
333 S. Grand Ave., Suite 4270
Los Angeles, CA 90071
Tel: (213) 628-7658 · Fax: (213) 628-9659

Pursuant to the Settlement Agreement by and among Plaintiff Pacific Magtron, Inc., by and through its attorney, Lenard E. Schwartzer, Esq. of the Schwartzer & McPherson Law Firm, Defendants Micro Technology Concepts, Inc. and Roy Han, by and through their attorney, Stuart I. Koenig, Esq. of Creim, Macias & Koenig LLP, Defendants Arsys Innotech Corp. and Chang-Lin Lin, by and through their attorney, Steven F. Heller, Esq. of Gonsalves and Kozachenko, Wayne I. Danson and Martin Nielson which was previously approved by this Court, it is ordered as follows:

1. The Complaint is dismissed as to all Defendants without prejudice.
2. The Counterclaim is dismissed without prejudice.
3. Neither the dismissal of the Complaint nor the dismissal of the Counterclaim shall be deemed the basis for any claims of res judicata or collateral estoppel.
4. Each party is to bear its own attorneys fees and costs.

Dated this _______ day of September, 2005.

CREIM, MACIAS & KOENIG, LLP

By______________________
Stuart I. Koenig, Esq.
633 West 5th Street, 51st Floor
Los Angeles, CA 90071
*Attorneys for Defendant/CounterClaimant Micro Technology Concepts, Inc. and Defendant Roy Han*

Dated this _______ day of September, 2005.

SCHWARTZER & MCPHERSON LAW FIRM

By______________________
Lenard E. Schwartzer, Esq.
Jason A. Imes, Esq.
2850 South Jones Boulevard, Suite 1
Las Vegas, Nevada 89146-5308
*Attorneys for Plaintiff/CounterDefendant Pacific Magtron, Inc.*

Dated this 12th day of ~~September~~ october, 2005.

GONSALVES & KOZACHENKO

By______________________
Stephen F. Heller, Esq.
1133 Auburn Street
Fremont, CA 94538
*Counsel for Defendants Arsys Innotech Corporation and Chang-Lin Lin*

Dated this _______ day of September, 2005.

LAW OFFICE OF JOHN R. WALTON, P.C.

By______________________
John R. Walton, Esq.
333 S. Grand Ave., Suite 4270
Los Angeles, CA 90071
*Attorneys for Plaintiff/CounterDefenbdant Pacific Magtron, Inc.*

Dated this _______ day of September, 2005.

Dated this ______ day of September, 2005.

_________________________
Wayne Danson, *Counter Defendant*

_________________________
Martin Nielson, *Counter Defendant*

###

LAW OFFICES OF JOHN R. WALTON, P.C.
333 S. Grand Ave., Suite 4270
Los Angeles, CA 90071
Tel: (213) 620-9600 · Fax: (213) 620-9699

Dated this _______ day of September, 2005.

_______________________________
Wayne Danson, *CounterDefendant*

Dated this _______ day of September, 2005.

_______________________________
Martin Nielson, *CounterDefendant*

###

LAW OFFICES OF JOHN R. WALTON, P.C.
333 S. Grand Ave., Suite 4270
Los Angeles, CA 90071
Tel: (213) 620-9600 · Fax: (213) 620-9699

# EXHIBIT "2"

# MUTUAL RELEASE

This Mutual Release Agreement is entered into by and between **Pacific Magtron, Inc.** **("PMI")**, debtor and debtor in possession in the Bankruptcy Case No. BK-S-05-14326 in the United States Bankruptcy Court for the District of Nevada (the "Bankruptcy Court") and the plaintiff in Adversary No. 05-1194 in the Bankruptcy Court (the "Adversary Proceeding"), **Micro Technology Concepts, Inc.** ("MTC"), **Roy Han** ("Han"), Arsys Innotech Corp. ("Arsys"), **Chang Lin Lin** ("Lin"), **Wayne I Danson** ("Danson") and **Martin Nielson** ("Nielson"). PMI, MTC, Han, Arsys, Lin, Danson and Nielson are collectively referred to as the "Parties" herein. The Parties hereby mutually release certain claims by and between (a) PMI and (b) MTC, Han, Arsys and Lin, and all claims by and between (c) MTC and (d) Danson and Nielson based on the following:

## RECITALS

1. On May 11, 2005 PMI filed a petition for relief under Chapter 11 of the United States Bankruptcy Code and continues to operate its business and manage its property as a debtor in possession.
2. On August 1, 2005 PMI filed the Adversary Proceeding. MTC has filed an Answer and Counterclaim naming as parties PMI, Danson and Nielson.
3. Pursuant to an order of the Bankruptcy Court the Parties (but not Vicky Lan or Cynthia Lee) participated in a settlement conference in front of the Honorable Barry Russell on September 19, 2005. As a result of the settlement conference the Parties have reached a compromise and settlement regarding the Adversary and the Counterclaim. To avoid further expense and delay, and the uncertainty inherent in litigation, the Parties have agreed to a settlement, the terms of which are set forth in the "Settlement Agreement", which is incorporated herein by reference as though fully set forth herein. The Settlement Agreement and this Mutual Release are subject to the approval of the Bankruptcy Court.

**Releases by Parties**

A. PMI Releases:

PMI and the Bankruptcy Estate of PMI, hereby release MTC, Han, Arsys and Lin and all successors and assigns, subsidiaries, affiliates and related entities, personal representatives, legal representatives, officers, directors, agents, and employees from and of any and all claims, causes of action, losses, damages, liabilities, costs or damages of whatever nature, whether anticipated or unanticipated, and whether known or unknown, or hereinafter discovered, which they have or have had or claim to have had or at any time heretofore may have arising out of the Adversary Proceeding, including but not limited to any rights, duties, obligations, contracts, agreements covenants or promises, referred to or alleged herein or in the Adversary Proceeding, or any other matters heretofore existing between the Parties. This release shall not be interpreted to be for the benefit of Theodore Li, Cynthia Lee or Vicky Lan, no matter what their relationship is, was or becomes to MTC, Han, Arsys or Lin. This release shall not release MTC from its obligations to PMI and its affiliates under the Settlement Agreement as approved by the Bankruptcy Court.

B. <u>MTC, Han, Arsys and Lin releases of PMI</u>

MTC, Han, Arsys and Lin release PMI and the Bankruptcy Estate of PMI and all successors and assigns, personal representatives, legal representatives, officers, directors, agents, and employees from and of any and all claims, causes of action, losses, damages, liabilities, costs or damages of whatever nature, whether anticipated or unanticipated, and whether known or unknown, or hereinafter discovered, which they have or have had or claim to have had or at any time heretofore may have against PMI arising out of the Adversary Proceeding and the Counterclaim, including but not limited to any rights, duties, obligations, contracts, agreements covenants or promises referred to or alleged herein or in the Adversary Proceeding or the Counterclaim, or any other matters heretofore existing between the Parties. This release shall not release the obligations of PMI the Bankruptcy Estate of PMI or any successor trustee or trust that may be appointed from their obligations to MTC under the Settlement Agreement and/or PMI's Plan of Reorganization and/or Liquidation as approved by the Bankruptcy Court.

C. MTC and Han Release of Danson and Nielson

MTC and Han release Danson and Nielson and all successors and assigns, personal representatives, legal representatives, officers, directors, agents, and employees from and of any and all claims, causes of action, losses, damages, liabilities, costs or damages of whatever nature, whether anticipated or unanticipated, and whether known or unknown, or hereinafter discovered, which they have or have had or claim to have had at or any time heretofore against Danson and Nielson arising out of the Adversary Proceeding, referred to or alleged herein, or any other matters heretofore existing between the Parties.

D. Danson and Nielson Releases of MTC and Han:

Danson and Nielson release MTC and Han and all successors and assigns, subsidiaries, affiliates and related entities, personal representatives, legal representatives, officers, directors, agents, and employees from and of any and all claims, causes of action, losses, damages, liabilities, costs or damages of whatever nature, whether anticipated or unanticipated, and whether known or unknown, or hereinafter discovered, which they have or have had or claim to have had or at any time may have heretofore against MTC arising out of the Adversary Proceeding, referred to or alleged herein, or any other matters heretofore existing between the Parties. This release shall not be interpreted to be for the benefit of Theodore Li, Cynthia Lee or Vicky Lan, no matter what their relationship is, was or becomes to MTC and/or Han.

E. California Code of Civil Procedure Section 1542 Release:

The Parties acknowledge and agree that this is a full and final release applying to all unknown and unanticipated claims or damages arising out of the Adversary Proceeding and the Counterclaim as well as those now known or disclosed. Having made such acknowledgement and agreement, the Parties further acknowledge that the releases set forth above constitute a waiver of all rights or benefits any of the Parties hereto has or may have by virtue of the provisions of California Civil Code, Section 1542, which provides that:

> A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING A RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

F. Acknowledgement of 1542 Waiver

The Parties hereto acknowledge that the effect and import of the provisions set forth in this paragraph E above have been fully explained to them by their respective counsel.

G. Attorneys' Fees/Costs:

The Parties shall be responsible for the payment of his or its own attorneys' fees and costs, and all of their expenses in connection with the matters referred to in the Settlement Agreement and this Mutual Release. The Parties further acknowledge that in any action or proceeding to enforce the Settlement Agreement or this Mutual Release or any provision thereof, the prevailing party shall be entitled to his or its reasonable attorneys' fees and costs as determined by the Bankruptcy Court.

H. Order Approving Settlement Agreement and Mutual Release:

The Settlement Agreement and this Mutual Release are contingent upon the entry of a final, nonappealable order of the Bankruptcy Court approving the terms of the Settlement Agreement and this Mutual Release ("Order"). The Parties will in good faith exercise all reasonable efforts required of such Party to obtain the entry of the Order, including executing and delivering any motion, declarations, or other items of support reasonably required in connection therewith. Consistent with the previous sentence, PMI will promptly prepare and file with the Bankruptcy Court, on an Ex Parte notice, a motion to approve compromise of controversy pursuant to Federal Rule of Bankruptcy Procedure 9019.

I No Admission:

The Settlement Agreement and this Mutual Release together constitute a settlement of disputed rights and claims. Nothing contained herein or in the Settlement Agreement, the terms of which are incorporated herein by reference as though fully set forth, shall be deemed an admission of liability or an admission against interest, nor shall this Mutual Release or the Settlement Agreement be admissible in any litigation among the Parties, except litigation to enforce the Settlement Agreement and/or this Mutual Release.

J. Limited Retention of Jurisdiction:

The Parties consent to the jurisdiction of the Bankruptcy Court over any disputes between the Parties regarding the interpretation or enforcement of the Settlement Agreement or this Mutual Release and the Bankruptcy Court shall retain jurisdiction over any dispute between the Parties regarding the interpretation or enforcement of the Settlement Agreement and this Mutual Release.

K. Authority

Each person signing this document on behalf of a corporation represents and warrants that he or she has been authorized, and has all necessary authority, to sign the document on behalf of that corporation, and to bind that corporation, to the terms of the document by his or her signature.

L. Counterparts

This document may be signed in counterparts and when signed in counterparts will have the same force and effect as if the signatures had been affixed to one document.

## MUTUAL RELEASE

**Signature Page**

Pacific Magtron, Inc., Plaintiff

| | |
|---|---|
| Approved as to form and content: | Approved as to form and content: |
| SCHWARTZER & McPHERSON LAW FIRM | LAW OFFICES OF JOHN R. WALTON, P.C. |
| Lenard E. Schwartzer, Esq.<br>Counsel for Plaintiff | John R. Walton, Esq.<br>Counsel for Plaintiff |
| Wayne I. Danson | Martin Nielson |
| Micro Technology Concepts, Inc. Defendant | Roy Han, Defendant |

Approved as to form and content

CREIM, MACIAS & KOENIG, LLP

Stuart I. Koenig, Esq.
*Counsel for Defendants Micro Technology Concepts, Inc. and Roy Han*

| | |
|---|---|
| Arsys Innotech Corporation, Defendant | Chang-Lin Lin, Defendant |

Approved as to form and content

GONSALVES & KOZACHENKO

Stephen F. Heller, Esq.
*Counsel for Defendants*
*Arsys Innotech Corporation and Chang-Lin Lin*

## MUTUAL RELEASE

**Signature Page**

Pacific Magtron, Inc., Plaintiff

| | |
|---|---|
| Approved as to form and content: | Approved as to form and content: |
| SCHWARTZER & McPHERSON LAW FIRM | LAW OFFICES OF JOHN R. WALTON, P.C. |
| Lenard E. Schwartzer, Esq.<br>Counsel for Plaintiff | John R. Walton, Esq.<br>Counsel for Plaintiff |
| Wayne I. Danson | Martin Nielson |
| Micro Technology Concepts, Inc. Defendant | Roy Han, Defendant |

Approved as to form and content

CREIM, MACIAS & KOENIG, LLP

Stuart I. Koenig, Esq.
*Counsel for Defendants Micro Technology Concepts, Inc. and Roy Han*

| | |
|---|---|
| Arsys Innotech Corporation, Defendant | Chang-Lin Lin, Defendant |

Approved as to form and content

GONSALVES & KOZACHENKO

Stephen F. Heller, Esq.
*Counsel for Defendants*
*Arsys Innotech Corporation and Chang-Lin Lin*

**MUTUAL RELEASE**

**Signature Page**

____________________________
Pacific Magtron, Inc., Plaintiff

Approved as to form and content:

SCHWARTZER & McPHERSON LAW FIRM

____________________________
Lenard E. Schwartzer, Esq.
Counsel for Plaintiff

Approved as to form and content:

LAW OFFICES OF JOHN R. WALTON, P.C.

____________________________
John R. Walton, Esq.
Counsel for Plaintiff

____________________________
Wayne I. Danson

____________________________
Martin Nielson

____________________________
Micro Technology Concepts, Inc. Defendant

____________________________
Roy Han, Defendant

Approved as to form and content

CREIM, MACIAS & KOENIG, LLP

____________________________
Stuart I. Koenig, Esq.
*Counsel for Defendants Micro Technology Concepts, Inc. and Roy Han*

____________________________
Arsys Innotech Corporation, Defendant

____________________________
Chang-Lin Lin, Defendant

Approved as to form and content

GONSALVES & KOZACHENKO

____________________________
Stephen F. Heller, Esq.
*Counsel for Defendants*
*Arsys Innotech Corporation and Chang-Lin Lin*

**MUTUAL RELEASE**

**Signature Page**

______________________________
Pacific Magtron, Inc., Plaintiff

Approved as to form and content:

SCHWARTZER & McPHERSON LAW FIRM

______________________________
Lenard E. Schwartzer, Esq.
Counsel for Plaintiff

Approved as to form and content:

LAW OFFICES OF JOHN R. WALTON, P.C.

Tony Cheng on behalf of John R. Walton
______________________________
John R. Walton, Esq.
Counsel for Plaintiff

______________________________
Wayne I. Danson

______________________________
Martin Nielson

______________________________
Micro Technology Concepts, Inc. Defendant

Approved as to form and content

CREIM, MACIAS & KOENIG, LLP

______________________________
Stuart I. Koenig, Esq.
*Counsel for Defendants Micro Technology Concepts, Inc. and Roy Han*

______________________________
Roy Han, Defendant

______________________________
Arsys Innotech Corporation, Defendant

Approved as to form and content

GONSALVES & KOZACHENKO

______________________________
Stephen F. Heller, Esq.
*Counsel for Defendants*
*Arsys Innotech Corporation and Chang-Lin Lin*

______________________________
Chang-Lin Lin, Defendant

Received Time Sep. 30. 12:27PM

# MUTUAL RELEASE

**Signature Page**

Pacific Magtron, Inc., Plaintiff

| | |
|---|---|
| Approved as to form and content: | Approved as to form and content: |
| SCHWARTZER & McPHERSON LAW FIRM | LAW OFFICES OF JOHN R. WALTON, P.C. |
| Lenard E. Schwartzer, Esq.<br>Counsel for Plaintiff | John R. Walton, Esq.<br>Counsel for Plaintiff |
| Wayne I. Danson | Martin Nielson |
| Micro Technology Concepts, Inc. Defendant | Roy Han, Defendant |

Approved as to form and content

CREIM, MACIAS & KOENIG, LLP

Stuart I. Koenig, Esq.
*Counsel for Defendants Micro Technology Concepts, Inc. and Roy Han*

| | |
|---|---|
| Arsys Innotech Corporation, Defendant | Chang-Lin Lin, Defendant |

Approved as to form and content

GONSALVES & KOZACHENKO

Stephen F. Heller, Esq.
*Counsel for Defendants*
*Arsys Innotech Corporation and Chang-Lin Lin*

# MUTUAL RELEASE

## Signature Page

____________________________
Pacific Magtron, Inc., Plaintiff

| | |
|---|---|
| Approved as to form and content: | Approved as to form and content: |
| SCHWARTZER & McPHERSON LAW FIRM | LAW OFFICES OF JOHN R. WALTON, P.C. |
| ____________________<br>Lenard E. Schwartzer, Esq.<br>Counsel for Plaintiff | ____________________<br>John R. Walton, Esq.<br>Counsel for Plaintiff |
| ____________________<br>Wayne I. Danson | ____________________<br>Martin Nielson |
| ____________________<br>Micro Technology Concepts, Inc. Defendant | ____________________<br>Roy Han, Defendant |

Approved as to form and content

CREIM, MACIAS & KOENIG, LLP

____________________________
Stuart I. Koenig, Esq.
*Counsel for Defendants Micro Technology Concepts, Inc. and Roy Han*

| | |
|---|---|
| ____________________<br>Arsys Innotech Corporation, Defendant | ____________________<br>Chang-Lin Lin, Defendant |

Approved as to form and content

GONSALVES & KOZACHENKO

____________________________
Stephen F. Heller, Esq.
*Counsel for Defendants*
*Arsys Innotech Corporation and Chang-Lin Lin*